Exhibit 99.2

Execution Version

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue, 4th Floor

New York, NY 10010

March 27, 2013

Green Tree Servicing LLC

345 St. Peter Street

1100 Landmark Towers

St. Paul, Minnesota 85102

Attention: Cheryl Collins

Telephone: (651) 293-3410

Facsimile: (651) 293-5746

with a copy to:

Green Tree Servicing LLC

345 St. Peter Street

1100 Landmark Towers

St. Paul, Minnesota 85102

Attention: General Counsel

Telephone: (651) 293-3472

Facsimile: (651) 265-5337

Re: Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this side letter (the “Pricing Side Letter”) is hereby incorporated by reference into, the Master Repurchase Agreement, dated as of March 27, 2013 (as amended, supplemented and otherwise modified from time to time, the “Agreement”), between Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”) and Green Tree Servicing LLC (the “Seller”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

Section 1. Definitions. The following terms shall have the meanings set forth below.

1.1 “Adjusted Tangible Net Worth” means the Net Worth of Seller minus (a) all intangible assets determined in accordance with GAAP (including goodwill and excluding originated and purchased mortgage servicing rights of Seller) and (b) any and all advances to, investments in and receivables from Affiliates of Seller.

1.2 “Aged Loan” means an Aged [_] Day Loan and an Aged [    ] Day Loan.

1.3 “Aged [    ] Day Loan” means a Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than [    ] days but not greater than [    ] days.

1.4 “Aged [    ] Day Loan” means a Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than [    ] days but not greater than [    ] days.

1.5 “Aged Pricing Trigger Date” means the date upon which a Mortgage Loan has been subject to a Transaction for a period of greater than [    ] days.

1.6 “Aging Limit” means, (i) with respect to Purchased Mortgage Loans other than Aged Loans, [    ] days; (ii) with respect to Purchased Mortgage Loans that are Aged [    ] Day Loans, [    ] days and (iii) with respect to Purchased Mortgage Loans that are Aged [    ] Day Loans, [    ] days.

1.7 “Asset Value” means with respect to any Purchased Mortgage Loans as of any date of determination, an amount equal to the product of (a) the Purchase Price Percentage for the Purchased Mortgage Loan and (b) the lesser of (i) the Market Value of the Purchased Mortgage Loan or (ii) the unpaid principal balance of such Purchased Mortgage Loan. Without limiting the generality of the foregoing, Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Asset Value for such Mortgage Loan to be no greater than par and (b) the Asset Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if any of the following events occur:

(i) a breach of a representation, warranty or covenant made by Seller in the Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii) such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement ([    ]) for a period in excess of [    ] ([    ]) calendar days;

(iv) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of thirty (30) calendar days;

(v) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than the respective Aging Limit;

(vi) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the Wet-Ink Delivery Date;

(vii) Such Purchased Mortgage Loan is a VA Loan and Seller is not a VA Approved Lender;

(viii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Purchased Mortgage Loans of any type of Mortgage Loan set forth below exceeds the applicable percentage listed opposite such type of Mortgage Loan as set forth below:

Type of Mortgage Loan	Percentage of the Maximum Aggregate Purchase Price (unless otherwise noted)
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%

1.8 “Commitment Fee” shall mean an amount equal to the product of (a) [    ] and (b) the Maximum Aggregate Purchase Price.

1.9 “Market Value” means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion.

1.10 “Maximum Aggregate Purchase Price” means FIVE HUNDRED MILLION DOLLARS ($500,000,000).

1.11 “Non-Cash Charges” means, any impairment changes to Seller’s assets (such as mortgage servicing rights, goodwill and other intangible assets), stock compensation expenses and changes in the fair value of any assets or liabilities of Seller. For the avoidance of doubt, Non-Cash Changes do not include depreciation or amortization of Seller’s assets or liabilities.

1.12 “Officer’s Compliance Certificate” means the certificate attached hereto as Exhibit A.

1.13 “Post Default Rate” means an annual rate of interest equal to the greater of (a) the Pricing Rate plus an additional [    ]% or (b) the Mortgage Interest Rate.

1.14 “Pricing Rate” means (a) [    ] plus the applicable percentage listed opposite the type of Mortgage Loan as set forth below:

Type of Mortgage Loan	[ ]		[ ]		[ ]		[ ]
[ ]	[	]%	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%	[	]%
[ ]	[	]%	n/a		n/a		n/a

(b) the rate determined in the sole discretion of Buyer with respect to Transactions the subject of which are Exception Mortgage Loans and any other Transactions so identified by the Buyer in agreeing to enter into a Transaction with respect to such Exception Mortgage Loan.

The Pricing Rate shall change in accordance with [    ], as provided in Section 5(a). Where a Purchased Mortgage Loan may qualify for two or more Pricing Rates hereunder, unless otherwise expressly agreed to by the Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Rate, as applicable.

1.15 “Purchase Price Percentage” means, (a) the applicable percentage listed opposite the type of Mortgage Loan as set forth below:

[ ]	[	]	[	]	[	]
[ ]	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%
[ ]	[	]%	[	]%	[	]%
[ ]	[	]	n/a		n/a

(b) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion, provided that in the absence of an Exception Notice, the applicable Purchase Price Percentage for such Purchased Mortgage Loan shall be reduced by [    ]% every [    ] Business Day period, such reduction to occur at the outset of each such [    ] Business Day period, commencing on the date that such Mortgage Loan becomes an Exception Mortgage Loan.

Where a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by the Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

1.16 “Restricted Cash” means for any Person, any amount of cash of such Person that is contractually required to be set aside, segregated or otherwise reserved.

1.17 “Termination Date” means the earlier of (a) March 26, 2014, and (b) the date of the occurrence of an Event of Default.

1.18 “Test Period” means any prior fiscal quarter.

1.19 “Wet-Ink Delivery Date” means, with respect to each Wet-Ink Mortgage Loan, the [    ] Business Day following the applicable Purchase Date.

Section 2. Financial Covenants.

2.1 Adjusted Tangible Net Worth. As of the end of each calendar month, Seller shall maintain an Adjusted Tangible Net Worth at least equal to $200,000,000.

2.2 Indebtedness to Adjusted Tangible Net Worth Ratio. As of the end of each calendar month, Seller’s ratio of Indebtedness (on and off balance sheet) to Adjusted Tangible Net Worth shall not exceed 12:1.

2.3 Maintenance of Liquidity. The Seller shall ensure that at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $25,000,000.

2.4 Maintenance of Profitability. Seller shall maintain a positive pre-tax Net Income (excluding Non-Cash Charges) for each Test Period.

2.5 Additional Warehouse Line. Seller shall maintain at least one additional warehouse or repurchase facility with counterparties other than Affiliates in a combined amount at least equal to the Maximum Aggregate Purchase Price.

Section 3. Program Fees.

3.1 Commitment Fee. Seller shall pay to Buyer in immediately available funds, due and owing on the date hereof, a non-refundable Commitment Fee. The Commitment Fee shall be paid in four equal installments of $[_], which shall be paid on the date hereof and on the Price Differential Payment Date every third (3rd) month thereafter. All payments of the Commitment Fee shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

Section 4. Fees. The Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of this Pricing Side Letter or any other documents prepared in connection herewith in accordance with Section 11 of the Agreement and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

Section 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 6. GOVERNING LAW. THIS PRICING SIDE LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7. Counterparts. This Pricing Side Letter may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have caused this Pricing Side Letter to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Buyer

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

Green Tree Servicing LLC, as Seller

By:	/s/ Cheryl Collins
Name: Cheryl Collins
Title: SVP & Treasurer

Signature Page to the Pricing Side Letter

EXHIBIT A

OFFICER’S COMPLIANCE CERTIFICATE

I,                     , do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of Green Tree Servicing LLC (“Seller”). This Certificate is delivered to you in connection with Section 17 of the Master Repurchase Agreement dated as of March 27, 2013, between Seller and Credit Suisse First Boston Mortgage Capital LLC (as amended from time to time, the “Agreement”), as the same may have been amended from time to time. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

Adjusted Tangible Net Worth. Seller has maintained an Adjusted Tangible Net Worth at least $200,000,000 for the calendar [month] ending [DATE]. A detailed summary of the calculation of Seller’s actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Warehouse Indebtedness to Adjusted Tangible Net Worth Ratio. Seller’s ratio of Warehouse Indebtedness (on and off balance sheet) to Adjusted Tangible Net Worth has not exceeded 12:1 [for the calendar month ending [DATE]]. A calculation of Seller’s actual Warehouse Indebtedness to Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Profitability. Seller has maintained a positive pre-tax Net Income (excluding Non-Cash Charges) for each Test Period.

Maintenance of Liquidity. The Seller has ensured that, at all times, it has had cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $25,000,000.

Additional Warehouse Line. The Seller has maintained at least one additional warehouse or repurchase facility in a combined amount at least equal to the Maximum Aggregate Purchase Price.

Insurance. Seller, or its Affiliates, have maintained, for Seller and its Subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud or an aggregate amount of at least $                . The actual amount of such coverage is $                .

Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Seller, and do not omit any material fact as of the date(s) thereof.

Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

Regulatory Action. Seller is not currently under investigation or, to best of Seller’s knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business. [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

Distributions. Seller has not paid any dividends greater than Net Income in any given calendar year.

IN WITNESS WHEREOF, I have set my hand this              day of             ,             .

Green Tree Servicing LLC, as Seller

By:
Name:
Title:

SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS

As of the calendar month ended [DATE] or quarter ended [DATE]

I.	Adjusted Tangible Net Worth

1.	Net Worth	$

I.(a)	Total of item 1	$

Less:
2.	All intangible assets (including goodwill and excluding originated and purchased mortgage servicing rights of Seller)	$
3.	Advances to, investments in and receivables from Affiliates of Seller	$

I.(b)	Total of items 2-3	$

I.(c)	Actual Adjusted Tangible Net Worth (a minus b)	$

	Adjusted Tangible Net Worth Covenant		$200,000,000
	Compliance?		Yes / No

II.	Leverage Ratio

	Total Warehouse Indebtedness divided by Adjusted Tangible Net Worth – Actual		xx.x
Total Warehouse Indebtedness (on and off balance sheet) - Actual
[Please insert calculations]

	Leverage Covenant		12:1
	Compliance?		Yes / No

III.	Test Period Net Income - Actual

	Net Income/Loss	$
	Positive		Yes/No
	Compliance?		Yes/No

IV.	Liquidity
	Total cash (other than Restricted Cash)	$
	Total unrestricted Cash Equivalents	$
	Total	$
	Liquidity Covenant		$25,000,000
	Compliance?		Yes / No

A-5